Exhibit 10.2
SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of May 6, 2020 (this “Agreement”) is being entered into among ENVISTA HOLDINGS CORPORATION, a Delaware corporation (the “Company” and a “Grantor”), EACH OF THE UNDERSIGNED DOMESTIC SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A SECURITY JOINDER AGREEMENT (each a “Subsidiary Guarantor” and a “Grantor” and, together with the Company, collectively, the “Grantors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below).

RECITALS:

A.    Pursuant to a Credit Agreement dated as of September 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and L/C Issuer and the lenders now or hereafter party thereto (the “Lenders”), the Lenders have agreed to provide to the Borrowers certain credit facilities.

B.    Certain extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements.

C.    It is a condition precedent to the Secured Parties’ obligations to make and maintain the extensions of credit described in Recitals A and B that the Grantors shall have executed and delivered this Agreement to the Administrative Agent.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements and Secured Hedge Agreements, the parties hereto agree as follows:

1.    Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Agreement, the following terms have the following definitions:

“Copyrights” means, collectively, all United States and foreign copyrights and copyright applications and including the right to recover for all past, present and future infringements thereof and all supplemental registrations, renewals, and extensions thereof, and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto.

“Excluded Asset” means, as to each Grantor, (a) any lease, license or contract to which such Grantor is a party, or any license, consent, permit, variance, certification, authorization or approval of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) of which such Grantor is the owner or beneficiary, or any of its rights or interests thereunder, if and for so long as the grant of a security interest therein shall constitute or result in (i) the abandonment, invalidation or unenforceability of the right, title or interest of such member therein, (ii) a breach or termination pursuant to the terms of, or a default under, such lease, license or contract or such license, consent, permit, variance, certification, authorization or approval, or (iii) in the case of any license, consent, permit, variance, certification, authorization or approval of any Governmental Authority (or any Person acting on behalf of a Governmental Authority), the violation of any applicable law, rule, regulation or order of any Governmental Authority, (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law or principles of equity), (b) any equipment, fixtures or real property

(including related attachments, accessories, equipment, tools, parts and replacement thereof and proceeds of the foregoing) owned by such Grantor on the date hereof or hereafter acquired that is subject to a purchase money Lien or a Lien securing a capital lease permitted to be incurred under the Loan Documents if the contract or other agreement (or the documentation providing for such purchase money obligation or capital lease) in which such Lien is granted validly prohibits the creation of any other Lien on such equipment, fixtures  or real property (and/or related attachments, accessories, equipment, tools, parts and replacement thereof and proceeds of the foregoing), (c) any “intent to use” Trademark applications to the extent that, and solely during the period that, the grant of a security interest therein would impair the validity or enforceability or render void or result in the cancellation of, any registration issued as a result of such “intent to use” trademark application under applicable Law; provided that upon the submission and acceptance by the United States Patent and Trademark Office of an amendment to allege or a verified statement of use pursuant to 15 U.S.C. Section 1060 (or any successor provision), such “intent to use” trademark application shall constitute Collateral, (d) any Excluded Equity (as defined in the Pledge Agreement), (e) any fee or leasehold interest in real property, (f) margin stock, (g) accounts receivable, motor vehicles and other assets subject to certificates of title, to the extent a Lien therein cannot be perfected by the filing of a UCC financing statement and (h) any Excluded Account.

“Patents” means, collectively, all United States and foreign patents and patent applications and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto.

“Secured Obligations” means (a) as to the Company, all of the Obligations, including, the payment and performance of the obligations and liabilities (whether now existing or hereafter arising) of each Loan Party under (i) the Credit Agreement and each of the other Loan Documents (including this Agreement) to which such Loan Party is now or hereafter becomes a party, and (ii) each Secured Cash Management Agreement and Secured Hedge Agreement to which such Loan Party is now or hereafter becomes a party, (b) as to each Designated Borrower, all of its Obligations under (i) the Credit Agreement and each of the other Loan Documents (including this Agreement) to which such Designated Borrower is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which such Designated Borrower is now or hereafter becomes a party and (c) as to each Subsidiary Guarantor, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under (i) the Guaranty to which it is a party and each of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which it is now or hereafter becomes a party.

“Trademarks” means, collectively, all United States and foreign trademarks, trade names, domain names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof, and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected to the use of, and symbolized by, each such trademark and service mark.

2.    Grant of Security Interest. Each Grantor hereby grants as collateral security for the payment, performance and satisfaction of the applicable Secured Obligations to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in and to, and collaterally assigns to, the Administrative Agent for the benefit of the Secured Parties, all of the assets of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including, without limitation, the following:

(a)    All accounts, including contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights with respect to any property the sale, lease or license of which gave rise thereto, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

(b)    All inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (collectively referred to hereinafter as “Inventory”);

(c)    All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);

(d)     All general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods, or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as “General Intangibles”);

(e)    All Copyrights, Patents and Trademarks;

(f)    All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as “Deposit Accounts”);

(g)    All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);

(h)    All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding Pledged Interests subject to the Pledge Agreement (collectively referred to hereinafter as “Investment Property”);

(i)    All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);

(j)    All documents, including warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);

(k)    All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);

(l)    The commercial tort claims identified on Schedule 9(i) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as “Commercial Tort Claims”);

(m)    All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

(n)    All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

All of the property and interests in property described in subsections (a) through (n) are herein collectively referred to as the “Collateral;” provided that, notwithstanding the foregoing, the Collateral shall not include any Excluded Asset and the Collateral shall not require control agreements and perfection by “control” with respect to any Deposit Account, securities account or commodities account (a) used for payroll, withholding, payroll taxes and other employee wage and benefit payments, (b) that is a trust, fiduciary, escrow or tax payment account, (c) that is a deposit account subject to a zero balance cash sweep into a deposit account subject to a control agreement, (d) accounts maintained solely for the benefit of third parties as cash collateral for obligations owing to such third parties, (e) petty cash accounts or (f) other accounts of the Loan Parties; provided that the aggregate amount of cash held in deposit accounts, securities accounts and/or commodities accounts constituting excluded accounts pursuant to this clause (f) shall not exceed $1,000,000 at any time (such accounts described in clauses (a) through (f), “Excluded Accounts”).

3.     Perfection. As of the date of execution of this Agreement or Security Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), such Grantor shall have, subject to Section 7.12 of the Credit Agreement:

(a)    authorized the Administrative Agent to file financing statements in form, number and substance suitable for filing in each Grantor’s jurisdiction of organization or as otherwise required by the UCC in such jurisdiction of organization, sufficient under applicable law and satisfactory to the Administrative Agent in order that, upon the filing of the same, the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of such financing statements;

(b)    to the extent expressly required by the terms hereof or of the Credit Agreement, or as the Administrative Agent, at the request of the Required Lenders, otherwise may reasonably request, furnished the Administrative Agent with control agreements (in form and substance satisfactory to the Administrative Agent), issuer acknowledgments of the Administrative Agent’s interest in Letter-of-Credit Rights, and evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and taken appropriate action acceptable to the Administrative Agent sufficient to establish the Administrative Agent’s control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance reasonably acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control; provided that such Grantor shall not be required to deliver a control agreement with respect to any deposit account or securities account that is an Excluded Account;

(c)    to the extent expressly required by the terms hereof or of the Credit Agreement, or as the Administrative Agent otherwise may reasonably request, delivered to the Administrative Agent or, if the Administrative Agent shall specifically consent in each instance, an agent or bailee of the Administrative Agent that has acknowledged such status in a properly executed control agreement (in form and substance satisfactory to the Administrative Agent) possession of all Collateral with respect to which either a security interest can be perfected only by possession, and including in the case of Instruments, Documents, and Investment Property that are in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance reasonably acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession; provided that such Grantor shall not be required to deliver Instruments, Documents and Investment Property with an individual value of less than $1,000,000; and

(d)    with regard to (i) Patents, execute and deliver a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in substantially the form of Exhibit 3(d)(i) hereto, (ii) Trademarks, execute and deliver a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in substantially the form of Exhibit 3(d)(ii) hereto, and (iii) Copyrights, execute and deliver a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in substantially the form of Exhibit 3(d)(iii);

with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Liens permitted under the Credit Agreement (“Permitted Liens”). All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent’s security interest in Collateral, including such items as are described above in this Section 3, are sometimes referred to herein as “Perfection Documents”. The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable as determined by the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as “Perfection Action”.

4.    Maintenance of Security Interest; Further Assurances.

(a)    Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Agreement, to perfect, protect, maintain the priority of or enforce the Administrative Agent’s security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the applicable Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents, at the Administrative Agent’s election, may describe the Collateral as or including “all assets” of such Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Administrative Agent’s authority to have effected filings of Perfection Documents made by the Administrative Agent prior to its Applicable Date.

(b)    With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c)    Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

5.    Receipt of Payment. In the event an Event of Default shall occur and be continuing and a Grantor shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Administrative Agent, such Grantor shall cause such Collateral to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.

6.    Preservation and Protection of Collateral.

(a)    The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

(b)    Each Grantor shall keep and maintain its tangible personal property Collateral as required pursuant to Section 6.06 of the Credit Agreement.

(c)    Each Grantor agrees (i) to pay when due all material taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with the application of GAAP in the Audited Financial Statements, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such material taxes, charges, or assessments, or cause such Liens to be terminated, the Administrative Agent at its option may pay or contest any of them or amounts relating thereto but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including all Attorneys’ Costs, court costs, reasonable expenses and other charges related thereto, shall be payable within three (3) Business Days of written demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid (in addition to other rights and remedies resulting from such nonpayment) shall bear interest until paid in full at the Default Rate.
(d)    From time to time at the Administrative Agent’s reasonable request (but, other than during the continuance of an Event of Default, not more often than once per fiscal year), each Grantor shall furnish to the Administrative Agent such supplements to the Schedules hereto.

7.    Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)    It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this Section 7, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under the Credit Agreement at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable and documented out-of-pocket Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable within three (3) Business Days of written demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid (in addition to other rights and remedies resulting from such nonpayment) shall bear interest until paid in full at the Default Rate.

(b)    It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except as permitted under the Credit Agreement or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Agreement and Permitted Liens.

(c)    It has requisite power and authority to enter into this Agreement (and any Security Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

(d)    No license, authorization, consent or approval by any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Agreement (or any Security Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code to perfect and exercise remedies with respect to the security interest conferred hereunder.

(e)    [Reserved.]

(f)    Schedule 7(f) attached hereto contains true and complete information as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date and at any time during the five (5) year period ending as of its Applicable Date (the “Covered Period”), (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any) as of its Applicable Date and at any time during the Covered Period, (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each location of such Grantor at which any tangible personal property Collateral (excluding any locations where the aggregate value of all tangible personal property Collateral located thereon does not exceed $1,000,000) is located at its Applicable Date and (vi) with respect to each location described in clause (v) whether such location is owned or leased by a Loan Party or is a bailee or other arrangement. No Grantor shall change (a) its legal name, (b) the location of its chief executive office, (c) its identity or organizational structure, (d) its Federal Taxpayer Identification Number or organizational identification number, if any, or (e) its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (i) it shall have given the Administrative Agent prior written notice

(in the form of certificate signed by a Responsible Officer) of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Administrative Agent may reasonably request and (ii) it shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable.

(g)    No Grantor shall cause, suffer or permit any of the tangible personal property Collateral with a book or replacement value in excess of $1,000,000 (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of raw materials or components or the delivery of inventory to customers, in each case in the ordinary course of business) or (ii) to be in the possession, custody or control of any warehouseman or other bailee without prior written notice to the Administrative Agent and the taking of such actions reasonably requested by the Administrative Agent in each instance.

(h)    With respect to any location that is now or hereafter leased by a Loan Party (excluding any locations where the aggregate value of all tangible personal property Collateral located thereon does not exceed $2,500,000), to the extent requested by the Administrative Agent, such Grantor shall have used commercially reasonable efforts to cause such lessor to acknowledge the Lien in favor of the Administrative Agent for the benefit of the Secured Parties conferred hereunder and waive its statutory and consensual liens and rights with respect to such Collateral in a written agreement in form and substance acceptable to the Administrative Agent.

8.    Inspection. The Administrative Agent (or any of its representatives or independent contractors), on behalf of the Secured Parties, shall have the right to visit and inspect any of each Grantor’s properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired but not more than once a year unless an Event of Default has occurred and is continuing, upon not less than ten (10) days advance notice to applicable Grantor given in accordance with Section 11.02 of the Credit Agreement; provided, however, that (a) when an Event of Default exists the Administrative Agent (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Grantors at any time during normal business hours and without advance notice and (b) a Responsible Officer of such Grantor or the Company shall be present during any discussions with the Grantor’s independent public accountants.

9.    Specific Collateral.

(a)    Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Each Grantor shall keep materially accurate and complete records of its Accounts (“Account Records”) and from time to time at intervals designated by the Administrative Agent such Grantor shall provide the Administrative Agent with a schedule of Accounts in form reasonably acceptable to the Administrative Agent describing all Accounts created or acquired by such Grantor (“Schedule of Accounts”); provided, however, that such Grantor’s failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent’s security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If reasonably requested by the Administrative Agent in writing, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) and such other matter and information relating to the status of then existing Accounts as the Administrative Agent shall reasonably request.

(ii)     All material Account Records and Account Documents are and shall as of the date of delivery of any Compliance Certificate, located only at such Grantor’s current chief executive office as set forth on Schedule 7(f) attached hereto or such other locations as are specifically identified on a Compliance Certificate.

(iii)    The Accounts are genuine, are in all material respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.

(iv)    The Accounts cover bona fide sales, leases, licenses or other dispositions of property in the ordinary course of business of such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business.

(v)    The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Administrative Agent, are actually owing to such Grantor and are not contingent for any reason and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $2,500,000 in the aggregate, or greater than $1,000,000 individually, known to be existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto, in each case other than in the ordinary course of business or otherwise disclosed to the Administrative Agent.

(vi)    Except for conditions generally applicable to such Grantor’s industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair the validity, collectibility or enforcement of Accounts that would, in the aggregate, be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, or on any certificate, contract, invoice or statement delivered to the Administrative Agent with respect thereto, except as may otherwise be disclosed to the Administrative Agent.

(vii)    The property or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Administrative Agent for the benefit of Secured Parties and Permitted Liens.

(b)    Inventory. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that each Grantor shall keep accurate and complete in all material respects records of its Inventory, and shall furnish to the Administrative Agent from time to time upon the reasonable request of the Administrative Agent (but, other than during the continuance of an Event of Default, not more often than once per fiscal year), a current schedule of Inventory in form and substance as customarily maintained by each Grantor.

(c)    Equipment. With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    The Grantors, as soon as practicable following a request therefor by the Administrative Agent, shall deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

(ii)    The Grantors shall maintain accurate and complete in all material respects records of its Equipment and shall furnish the Administrative Agent upon request with a current schedule containing the foregoing information in form and substance as customarily maintained by each Grantor, but, other than during the continuance of an Event of Default, not more often than once per fiscal year.

(d)    Supporting Obligations. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Each Grantor shall upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Default or Event of Default, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by such Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

(ii)    With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, each Grantor shall, at the request of the Administrative Agent, use its commercially reasonable efforts to cause the issuer thereof to execute and deliver to the Administrative Agent a consent to assignment of such Letter-of-Credit Rights (in form and substance satisfactory to Administrative Agent).

(e)    Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Schedule 9(e) attached hereto contains, as of its Applicable Date, a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement.

(ii)    Except with the express prior written consent of the Administrative Agent in each instance, all Investment Property (other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement or security entitlements credited to an individual securities account with an aggregate value of less than $1,000,000) shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (b) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and such Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of such Grantor) and (2) a control agreement (in form and substance reasonably satisfactory to Administrative Agent) from the applicable securities intermediary which remains in full force and effect and as to which the Administrative Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 9(e) attached hereto except in each case upon giving not less than fifteen (15) days’ (or such shorter period as may be agreed to by the Administrative Agent in its sole discretion) prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(iii)    All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder.

(iv)    So long as no Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of a control agreement then in effect relating thereto.

(v)    Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, and upon one (1) Business Day’s prior written notice by the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, or upon the Covenant Compliance Restoration Date at the request of the Company and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

(f)    Deposit Accounts. With respect to its Deposit Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Schedule 9(f) attached hereto contains, as of its Applicable Date, a true and complete description of the name and address of each depositary institution with which such Grantor maintains a Deposit Account that is not an Excluded Account.

(ii)    If requested by the Administrative Agent, any Deposit Account that is not an Excluded Account shall be maintained at all times with depositary institutions as to which the Administrative Agent shall have received a control agreement (in form and substance satisfactory to the Administrative Agent).

(g)    Chattel Paper. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Each Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Administrative Agent from time to time, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.

(ii)    All counterparts of all tangible Chattel Paper (and the tangible components of hybrid Chattel Paper) shall immediately upon the creation or acquisition thereof by any Grantor be conspicuously legended as follows: “A FIRST PRIORITY SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT FOR CERTAIN SECURED PARTIES PURSUANT TO A

SECURITY AGREEMENT DATED AS OF MAY 6, 2020, AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT.” In the case of electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), no Grantor shall create or acquire any such Chattel Paper unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

(iii)    Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Chattel Paper as collateral.

(h)    Instruments. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Each Grantor shall upon the request of the Administrative Agent from time to time, deliver to the Administrative Agent the originals of all such Instruments in excess of $1,000,000, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.

(ii)    Other than in the ordinary course of business or in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Instrument, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Instrument as Collateral.

(i)    Commercial Tort Claims. With respect to its Commercial Tort Claims whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Schedule 9(i) attached hereto contains a true and complete list of all Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of its Applicable Date or the most recent date such Schedule has been updated, as applicable, and as to which such Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $1,000,000 and for which a complaint in a court of competent jurisdiction has been filed (“Grantor Claims”). If any Grantor shall at any time after the date of this Agreement acquire an additional Grantor Claim, such Grantor shall, concurrently with delivery of annual financial statements pursuant to Section 6.01(a) of the Credit Agreement and delivery of the related Compliance Certificate (or such later date as the Administrative Agent may agree in its sole discretion), notify the Administrative Agent thereof and provide supplements to Schedule 9(i) describing the details thereof. With respect to each such additional Grantor Claim, such Grantor Claim shall be and become part of the Collateral hereunder from the date such claim is identified to the Administrative Agent as provided above without further action, and (ii) the Administrative Agent is hereby authorized at the expense of the applicable Grantor to execute and file such additional financing statements or amendments to previously filed financing statements, and take such other action as it may reasonably deem necessary or advisable, to perfect the Lien on such additional Grantor Claims conferred hereunder, and the applicable Grantor shall, if required by applicable law or otherwise at the request of the Administrative Agent, execute and deliver such Perfection Documents and take such other Perfection Action as the Administrative Agent may determine to be necessary or advisable to perfect or protect the Lien of the Administrative Agent for the benefit of the Secured Parties in such additional Grantor Claims conferred hereunder.

(j)    Patents and Trademarks.

(i)    Each Grantor represents and warrants that, as of its Applicable Date or the most recent date such Schedule has been updated, as applicable, it has no material Patents issued or registered with the United States Patent and Trademark Office (“USPTO”) other than the Patents listed on Schedule 9(j) attached hereto.

(ii)    Each Grantor represents and warrants that, as of its Applicable Date or the most recent date such Schedule has been updated, as applicable, it has no material Trademarks registered with the USPTO other than the Trademarks listed on Schedule 9(j) attached hereto.
(iii)    Each Grantor shall furnish to the Administrative Agent concurrently with delivery of annual financial statements pursuant to Section 6.01(a) of the Credit Agreement and delivery of the related Compliance Certificate (or such later date as the Administrative Agent may agree in its sole discretion), such supplements to Schedule 9(j) necessary to keep the representations and warranties in this Section 9(j) true and complete.

(k)    Copyrights.

(i)    Each Grantor represents and warrants that, as of its Applicable Date or the most recent date such Schedule has been updated, as applicable, it has no material Copyrights registered with the United States Copyright Office other than those Copyrights listed on Schedule 9(k) attached hereto.
(ii)    Each Grantor shall furnish to the Administrative Agent concurrently with at the time of delivery of annual financial statements pursuant to Section 6.01(a) of the Credit Agreement and delivery of the related Compliance Certificate (or such later date as the Administrative Agent may agree in its sole discretion), notify the Administrative Agent thereof and provide supplements to Schedule 9(i) describing the details thereof, such supplements to Schedule 9(k) necessary to keep the representations and warranties in this Section 9(k) true and complete.

10.    Casualty and Liability Insurance Required.

(a)Each Grantor will maintain with insurance companies that it and each of its Subsidiaries believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and all such insurance shall (i) provide for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance, (ii) name the Administrative Agent as additional insured on behalf of the Secured Parties (in the case of liability insurance) or lender’s loss payee (in the case of property insurance), as applicable, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent; provided that the items set forth in the foregoing clauses (i) and (ii) shall be subject to the satisfaction of the post-closing actions set forth in Section 7.12 of the Credit Agreement; and

(b)Deliver to the Administrative Agent (with a copy for each Lender), in form and detail reasonably satisfactory to the Administrative Agent, as soon as available, but in any event within 30 days after the end of each fiscal year of the Company, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Grantor and its Subsidiaries and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify.

11.    Rights and Remedies Upon Event of Default. Upon and during the continuance of an Event of Default, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

(a)    All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement or any other Loan Document;

(b)    The right to foreclose the Liens and security interests created under this Agreement by any available judicial procedure or without judicial process;

(c)    The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a control agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

(d)    The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent’s sole discretion, to collect the Payment Collateral; and

(e)    The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, or upon the Covenant Compliance Restoration Date at the request of the Company, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorneys’ Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

12.    Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent as such Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power:

(a)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)    to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)    to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent’s possession or the Administrative Agent’s control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

(d)    to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

(e)    to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

13.    Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall survive repayment of all of the Obligations and the termination or expiration of this Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date, or upon the Covenant Compliance Restoration Date at the request of the Company.

14.    Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine (subject to Section 8.03 of the Credit Agreement).

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

15.    Continued Powers. Until the Facility Termination Date, or upon the Covenant Compliance Restoration Date at the request of the Company, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

16.    Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any other Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

17.    Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

18.    Entire Agreement. This Agreement and each Security Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitute and express the entire understanding between the parties hereto with respect to the subject matter hereof, and supersede all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the Security Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Except as provided in Sections 24 and 26, neither this Agreement nor any Security Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

19.    Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Security Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

20.    Binding Agreement; Assignment. This Agreement and each Security Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign any of its rights, powers, duties or obligations under this Agreement, any Security Joinder Agreement or any interest herein or therein or in the Collateral or any part thereof or interest therein, in each case except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 20, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 11.07 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

21.    Secured Cash Management Agreements and Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in each such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

22.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23.    Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 23, the provisions of Section 11.11 of the Credit Agreement shall be applicable to this Agreement.

24.    Termination; Partial Releases. Subject to the provisions of Section 13, this Agreement and each Security Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date, or upon the Covenant Compliance Restoration Date at the request of the Company. Upon such termination of this Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder. If any of the Collateral shall be sold, transferred or otherwise Disposed of by any Grantor in a transaction expressly permitted under the Credit Agreement or any Grantor shall no longer be required to be a party hereto, then the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral or the release of such Grantor as a party hereto, as applicable, in accordance with Section 9.10 of the Credit Agreement.

25.    Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Grantor, at the address then in effect for the giving of notices to the Company under the Credit Agreement and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent’s address indicated in Schedule 11.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 11.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

26.    Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Security Joinder Agreement substantially in the form attached hereto as Exhibit A shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Agreement shall be deemed to include such Person as a Grantor hereunder. Each Security Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Security Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

27.    Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Agreement and each Security Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

28.    Governing Law; Etc. The terms of Section 11.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 25. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.
29.    Waiver of Jury Trial.    EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT (INCLUDING, IF APPLICABLE, ANY SECURITY JOINDER AGREEMENT) OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT (INCLUDING, IF APPLICABLE, ANY SECURITY JOINDER AGREEMENT), OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

30.    Judgement Currency.    The terms of Section 11.19 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

31.    Taxes and Expenses. Taxes, costs, fees and expenses in respect of this Agreement shall be paid by each Grantor as required by Sections 3.01 and 11.04 of the Credit Agreement (with the understanding and agreement of each Grantor that, for purposes hereof, each Grantor shall have the same payment and reimbursement obligations as a Borrower under Sections 3.01 and 11.04 even though such Grantor is not specifically referenced in Sections 3.01 and 11.04). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

[Signature pages follow.]

    IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

GRANTORS:

ENVISTA HOLDINGS CORPORATION

By:    /s/ Howard Yu
Name: Howard Yu
Title: Chief Financial Officer and Senior Vice President

Aribex, Inc.
DCII Investment Company, LLC
DCII North America, LLC
DCII US Holdings, LLC
Dental Imaging Technologies Corporation
DH Dental Business Services, LLC
DH Dental Employment Services, LLC
Husky Acquisition LLC
Implant Direct Sybron Administration LLC
Implant Direct Sybron International LLC
Implant Direct Sybron Manufacturing LLC
Jeneric/Pentron Incorporated
KaVo Dental Technologies, LLC
Kerr Corporation
Metrex Research, LLC
Nobel Biocare Holding USA, Inc.
Nobel Biocare Procera, LLC
Nobel Biocare USA, LLC
Ormco Corporation
Ormco IP, LLC
Pentron Clinical Technologies, LLC
Pentron Corporation
Pentron Laboratory Technologies, LLC
SC Subsidiary, LLC
Sybron Canada Holdings, Inc.
Sybron Dental Specialties, Inc.

By:     /s/ John Bedford
Name: John Bedford
Title: Treasurer and Vice President

DCII Surety, LLC
KaVo Dental Manufacturing, Inc.

By:     /s/ Amir Aghdaei
Name: Amir Aghdaei
Title: President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Liliana Claar
Name:     Liliana Claar
Title: Vice President

SCHEDULE 7(f)

Grantor Information

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Entity/I.D. Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
Aribex, Inc.	Utah Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
DCII Investment Company, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
DCII North America, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
DCII Surety, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
DCII US Holdings, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Dental Imaging Technologies Corporation	California Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	Pennsylvania Fixed Asset	Wurzco Partners, L.P. 2800 Crystal Dr, Hatfield, PA 1944 Fivep, LP 1910 North Penn Rd, Hatfield, PA 19440	Lessors
DH Dental Business Services, LLC Former names: KaVo Kerr Group, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A

DH Dental Employment Services, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Envista Holdings Corporation Former names: DH Dental Holding Corp.	Delaware Corporation xxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Husky Acquisition LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Implant Direct Sybron Administration LLC	California Limited liability company xxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Implant Direct Sybron International LLC	Nevada Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Implant Direct Sybron Manufacturing LLC	California Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	GoDirect GPS Implant Direct InterActive Reactive Replant Replus SBM ScrewDirect ScrewIndirect ScrewPlant ScrewPlus ScrewRedirect Spectra-System SwishPlant SwishActive SwishPlus SwissPlant UMA	California fixed assets	Hillcrest Investment Company, LLC 3050 E. Hillcrest Dr. Thousand Oaks, CA 91362	Lessors
Jeneric/Pentron Incorporated	Connecticut Incorporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A

Kavo Dental Technologies, LLC	Illinois Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	North Carolina fixed assets	Owned 11727 Fruehauf Dr, Charlotte, NC 28273	N/A
KaVo Dental Manufacturing, Inc. Former names: KaVo US, Inc.	Delaware Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	KaVo Gendex Pelton & Crane iCAT Palodex Instrumentarium Soredex Nomad	N/A	N/A	N/A
Kerr Corporation Former names: Kerr, LLC SAC/Kerr, Inc.	Delaware Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	Orascoptic Surgical Acuity Hawe Pinnacle Herculite Optibond Dux Vettec	Mexico, California, and Michigan fixed assets
Parque Industrial Nelson, S.A. de C.V.
Mexicali Cto. Sur 31, Nelson, 21395 Mexicali, B.C., Mexico

Russell E. Fluter
1717 W. Collins, Orange, CA, USA

Owned
1889 W Mission Blvd, Pomona, CA 91766

Corporate Property Associates 9, L.P.
28210 Wick Rd, Romulus, MI 48174
Lessors
Metrex Research, LLC Former names: Metrex Research Corporation Metrex Acquisition Co.	Wisconsin Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	Michigan fixed assets	Corporate Property Associates 9, L.P. 28210 Wick Rd, Romulus, MI 48174	Lessors
Nobel Biocare Holding USA, Inc.	Delaware Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	Nobel Bio Alpha Bio	N/A	N/A	N/A
Nobel Biocare Procera, LLC Former names: Nobel Biocare Procera, Inc. Procera Sandvik, Inc.	Delaware Limited liability company xxxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	New Jersey fixed assets	AVR-Mahwah Associates, LLC 800 Corporate Dr, Mahwah, NJ 07430	Lessors

Nobel Biocare USA, LLC	Delaware Limited liability company xxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	California fixed assets	Savi Ranch Property Holdings, LLC 22715 Savi Ranch Pkwy, Yorba Linda, CA 92887 Savi Ranch Property Holdings, LLC 22725 Savi Ranch Pkwy, Yorba Linda, CA 92887	Lessors
Ormco Corporation	California Corporation xxxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	California, Mexico, fixed assets
R & H Investments
1332 S Lone Hill Ave, Glendora, CA 91740

Ormex, S. de R.L. de C.V
Calle 21, Num 1103, Ampliacion Ciudad Industrial, Uman Yucatan, YUC, 97390 MX

Wayak S.A. DE C.V.
Calle Circuito Sur No. 31, Parque Industrial Nelson, Mexicali, 21397 Mexico
Lessors
Ormco IP, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Pentron Clinical Technologies, LLC	Connecticut Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Pentron Corporation	Delaware Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Pentron Laboratory Technologies, LLC	Connecticut Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A

SC Subsidiary, LLC	Delaware Limited liability company xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Sybron Canada Holdings, Inc.	Delaware Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	N/A	N/A	N/A	N/A
Sybron Dental Specialties, Inc. Former names: SDS Holding Co.	Delaware Corporation xxxxxxxxx	200 S. Kraemer Blvd. Bldg. E, Brea, CA 92821 Prior : 2200 Pennsylvania Ave NW, Ste 800W Washington DC 20037	Ormco Sybron Endo K-Flex ICE K3 Pit Easy Endopore Innova	California fixed assets	Beckman Coulter, Inc. 200 S. Kraemer Blvd. E., Brea, CA 92821, USA	Lessors

SCHEDULE 9(e)

Investment Property

Grantor	Securities Accounts			Other Investment Property
	Name and Address of Securities Intermediary	Account Number	Name and Type of Issuer	Quantity of Shares or Other Interest	Certificate Number(s)
Aribex, Inc.	N/A	N/A	H2O Tech, Inc.	111,000 shares Serie Pre-A Preferred Stock 41,135 shares Common Stock	No. 004 N/A
DCII Investment Company, LLC	N/A	N/A	N/A	N/A	N/A
DCII North America, LLC	N/A	N/A	N/A	N/A	N/A
DCII Surety, LLC	N/A	N/A	N/A	N/A	N/A
DCII US Holdings, LLC	N/A	N/A	N/A	N/A	N/A
Dental Imaging Technologies Corporation	N/A	N/A	N/A	N/A	N/A
DH Dental Business Services, LLC	N/A	N/A	N/A	N/A	N/A
DH Dental Employment Services, LLC	N/A	N/A	N/A	N/A	N/A
Envista Holdings Corporation	N/A	N/A	N/A	N/A	N/A
Husky Acquisition LLC	N/A	N/A	N/A	N/A	N/A
Implant Direct Sybron Administration LLC	N/A	N/A	N/A	N/A	N/A
Implant Direct Sybron International LLC	N/A	N/A	N/A	N/A	N/A
Implant Direct Sybron Manufacturing LLC	N/A	N/A	N/A	N/A	N/A
Jeneric/Pentron Incorporated	N/A	N/A	N/A	N/A	N/A
Kavo Dental Technologies, LLC	N/A	N/A	N/A	N/A	N/A
KaVo Dental Manufacturing, Inc.	N/A	N/A	N/A	N/A	N/A
Kerr Corporation	N/A	N/A	N/A	N/A	N/A
Metrex Research, LLC	N/A	N/A	N/A	N/A	N/A
Nobel Biocare Holding USA, Inc.	N/A	N/A	N/A	N/A	N/A
Nobel Biocare Procera, LLC	N/A	N/A	N/A	N/A	N/A
Nobel Biocare USA, LLC	N/A	N/A	N/A	N/A	N/A
Ormco Corporation	N/A	N/A	Biolux Research Holdings, Inc.	357,143 shares	CS-29
Ormco IP, LLC	N/A	N/A	N/A	N/A	N/A
Pentron Clinical Technologies, LLC	N/A	N/A	N/A	N/A	N/A
Pentron Corporation	N/A	N/A	N/A	N/A	N/A
Pentron Laboratory Technologies, LLC	N/A	N/A	N/A	N/A	N/A

SC Subsidiary, LLC	N/A	N/A	N/A	N/A	N/A
Sybron Canada Holdings, Inc.	N/A	N/A	N/A	N/A	N/A
Sybron Dental Specialties, Inc.	N/A	N/A	N/A	N/A	N/A

SCHEDULE 9(f)

Deposit Accounts

Grantor	Name of Depository Institution	Address of Depository Institution	Account Number
Aribex, Inc.	N/A	N/A	N/A
DCII Investment Company, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
DCII North America, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
DCII Surety, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
DCII US Holdings, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
Dental Imaging Technologies Corporation	N/A	N/A	N/A
DH Dental Business Services, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
DH Dental Employment Services, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
Envista Holdings Corporation	Scotia Bank	The Bank Of Nova Scotia, 44 King Street West, Scotia Bank Plaza, Toronto, Canada	xxxxxxxxxx
Husky Acquisition LLC	Bank of America	Richmond, VA	xxxxxxxxxx
Implant Direct Sybron Administration LLC	Bank of America	Richmond, VA	xxxxxxxxxx
Implant Direct Sybron International LLC	Bank of America	Richmond, VA	xxxxxxxxxx
Implant Direct Sybron Manufacturing LLC	N/A	N/A	N/A
Jeneric/Pentron Incorporated	Bank of America	Richmond, VA	xxxxxxxxxx
Kavo Dental Technologies, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
KaVo Dental Manufacturing, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Kerr Corporation	N/A	N/A	N/A
Metrex Research, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
Nobel Biocare Holding USA, Inc.	Scotia Bank	The Bank Of Nova Scotia, 44 King Street West, Scotia Bank Plaza, Toronto, Canada	xxxxxxxxxx
Nobel Biocare Procera, LLC	N/A	N/A	N/A
Nobel Biocare USA, LLC	Bank of America	Richmond, VA	xxxxxxxxxx
Ormco Corporation	Bank of America	Richmond, VA	xxxxxxxxxx
Ormco IP, LLC	N/A	N/A	N/A
Pentron Clinical Technologies, LLC	SEB	Stockholm, Sweden	xxxxxxxxxx
Pentron Corporation	N/A	N/A	N/A
Pentron Laboratory Technologies, LLC	N/A	N/A	N/A
SC Subsidiary, LLC	N/A	N/A	N/A
Sybron Canada Holdings, Inc.	N/A	N/A	N/A
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx
Sybron Dental Specialties, Inc.	Bank of America	Richmond, VA	xxxxxxxxxx

SCHEDULE 9(i)

Commercial Tort Claims

None.
SCHEDULE 9(j)

1.	Patents and Trademarks

Patents

No.	Title	Patent #	Assignee/Owner
	DIGITAL X-RAY CAMERA	xxxxxxxxxx	Aribex, Inc
	PORTABLE X-RAY DEVICE	xxxxxxxxxx	Aribex, Inc
	X-RAY DISTANCE INDICATOR AND RELATED METHODS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	APPARATUS & METHODS FOR COLLIMATION OF X-RAYS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	APPARATUS & METHODS FOR COLLIMATION OF X-RAYS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	LED-BASED DENTAL EXAM LAMP WITH VARIABLE CHROMATICITY	xxxxxxxxxx	Dental Imaging Technologies Corporation
	HANDHELD X-RAY SYSTEM FOR 3D SCATTER IMAGING	xxxxxxxxxx	Dental Imaging Technologies Corporation
	3D BACKSCATTER APPLICATION	xxxxxxxxxx	Dental Imaging Technologies Corporation
	OBJECT CLASSIFICATION FOR MEASURED THREE-DIMENSIONAL OBJECT SCENES	xxxxxxxxxx	Dental Imaging Technologies Corporation
	METHOD OF DATA ACQUISITION FOR THREE-DIMENSIONAL IMAGING	xxxxxxxxxx	Dental Imaging Technologies Corporation
	METHOD OF DATA ACQUISITION FOR THREE-DIMENSIONAL IMAGING	xxxxxxxxxx	Dental Imaging Technologies Corporation
	OPTICAL FIBER-BASED THREE-DIMENSIONAL IMAGING SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
	INTRA-ORAL THREE-DIMENSIONAL IMAGING SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
	APPARATUS AND METHOD FOR HIGH-SPEED PHASE SHIFTING FOR INTERFEROMETRIC MEASUREMENT SYSTEMS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	APPARATUS AND METHOD FOR HIGH-SPEED PHASE SHIFTING FOR INTERFEROMETRIC MEASUREMENT SYSTEMS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	APPARATUS AND METHOD FOR HIGH-SPEED PHASE SHIFTING FOR INTERFEROMETRIC MEASUREMENT SYSTEMS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	DETERMINING POSITIONAL ERROR OF AN OPTICAL COMPONENT USING STRUCTURED LIGHT PATTERNS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	MULTIPLE CHANNEL INTERFEROMETRIC SURFACE CONTOUR MEASUREMENT SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
	MULTIPLE CHANNEL INTERFEROMETRIC SURFACE CONTOUR MEASUREMENT SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
	METHODS AND APPARATUS FOR REDUCING ERROR IN INTERFEROMETRIC IMAGING MEASUREMENTS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	METHODS AND APPARATUS FOR REDUCING ERROR IN INTERFEROMETRIC IMAGING MEASUREMENTS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	COMPRESSION OF DENTAL IMAGES AND HYBRID DENTAL IMAGING SYSTEM WITH LOCAL AREA AND CLOUD NETWORKS	xxxxxxxxxx	Dental Imaging Technologies Corporation
	ALIGNMENT OF MIXED-MODALITY DATA SETS FOR REDUCTION AND REMOVAL OF IMAGING ARTIFACTS	xxxxxxxxxx	Dental Imaging Technologies Corporation

MULTIPLE-DIMENSION IMAGING SENSOR WITH FAULT CONDITION DETECTION	xxxxxxxxxx	Dental Imaging Technologies Corporation
MULTIPLE-DIMENSION IMAGING SENSOR WITH OPERATION BASED ON MAGNETIC FIELD DETECTION	xxxxxxxxxx	Dental Imaging Technologies Corporation
ALIGNMENT OF MIXED-MODALITY DATA SETS FOR REDUCTION AND REMOVAL OF IMAGING ARTIFACTS	xxxxxxxxxx	Dental Imaging Technologies Corporation
POWER SUPPLY COMPONENTS AND TECHNIQUES FOR HYBRID X-RAY SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
MULTIPLE IMAGE GENERATION FROM A SINGLE PATIENT SCAN	xxxxxxxxxx	Dental Imaging Technologies Corporation
AUTOMATIC VOLUMETRIC IMAGE INSPECTION	xxxxxxxxxx	Dental Imaging Technologies Corporation
MARKER IDENTIFICATION AND PROCESSING IN X-RAY IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
DENTAL IMAGING USING SEGMENTATION AND AN ARCH	xxxxxxxxxx	Dental Imaging Technologies Corporation
HYBRID X-RAY SYSTEM WITH DETACHABLE RADIATION SHIELD	xxxxxxxxxx	Dental Imaging Technologies Corporation
GENERATING A DESIGN FOR A DENTAL RESTORATIVE PRODUCT FROM DENTAL IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
STRUCTURAL AND PATIENT POSITIONING FEATURES OF AN X-RAY SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
ALIGNMENT OF MIXED-MODALITY DATA SETS FOR REDUCTION AND REMOVAL OF IMAGING ARTIFACTS	xxxxxxxxxx	Dental Imaging Technologies Corporation
BITEWING HOLDER	xxxxxxxxxx	Dental Imaging Technologies Corporation
PANORAMIC IMAGING USING MULTI-SPECTRAL X-RAY SOURCE	xxxxxxxxxx	Dental Imaging Technologies Corporation
OVERLAY MAPS FOR NAVIGATION OF INTRAORAL IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
LIGHT BOX EFFECT FOR VIEWING DIGITAL RADIOGRAPHIC IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
POSITIONING AND RETAINING SYSTEM FOR INTRA-ORAL SENSORS	xxxxxxxxxx	Dental Imaging Technologies Corporation
CEILING MOUNTED MEDICAL IMAGING SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
REDUCTION AND REMOVAL OF ARTIFACTS FROM A THREE‑DIMENSIONAL DENTAL X-RAY DATA SET USING SURFACE SCAN INFORMATION	xxxxxxxxxx	Dental Imaging Technologies Corporation
INTRAORAL X-RAY SENSOR WITH EMBEDDED STANDARD COMPUTER INTERFACE	xxxxxxxxxx	Dental Imaging Technologies Corporation
INTRAORAL SENSOR	xxxxxxxxxx	Dental Imaging Technologies Corporation
TRIGGERING OF INTRAORAL X-RAY SENSOR USING PIXEL ARRAY SUB-SAMPLING	xxxxxxxxxx	Dental Imaging Technologies Corporation
PANORAMIC DENTAL IMAGING USING SEGMENTATION AND A MASTER ARCH	xxxxxxxxxx	Dental Imaging Technologies Corporation
SYSTEM AND METHOD OF X-RAY DETECTION WITH A SENSOR	xxxxxxxxxx	Dental Imaging Technologies Corporation
METHOD AND SYSTEM OF REDUCING FALSE TRIGGERING OF AN X-RAY SENSOR	xxxxxxxxxx	Dental Imaging Technologies Corporation
CORRECTING AND RECONSTRUCTING X-RAY IMAGES USING PATIENT MOTION VECTORS EXTRACTED FROM MARKER POSITIONS IN X-RAY IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
EXTRACTING PATIENT MOTION VECTORS FROM MARKER POSITIONS IN X-RAY IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
METHOD FOR TRACKING X-RAY MARKERS IN SERIAL CT PROJECTION IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
METHOD FOR X-RAY MARKER LOCALIZATION IN 3D SPACE IN THE PRESENCE OF MOTION	xxxxxxxxxx	Dental Imaging Technologies Corporation

METHOD FOR ACCURATE SUB-PIXEL LOCALIZATION OF MARKERS ON X-RAY IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
MARKER IDENTIFICATION AND PROCESSING IN X-RAY IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
ADJUSTABLE SCANNER	xxxxxxxxxx	Dental Imaging Technologies Corporation
ADJUSTABLE SCANNER	xxxxxxxxxx	Dental Imaging Technologies Corporation
GENERATING PANORAMIC VIEWS OF THE JAW USING A FIXED REFERENCE POINT AND CROSSING POINTS OF MULTIPLE RAYS	xxxxxxxxxx	Dental Imaging Technologies Corporation
LOCATION OF FOCAL PLANE	xxxxxxxxxx	Dental Imaging Technologies Corporation
METHOD AND APPARATUS FOR GENERATING A PANORAMIC IMAGE BY COMBINING IMAGE DATA GENERATED FROM MULTIPLE PERSPECTIVES	xxxxxxxxxx	Dental Imaging Technologies Corporation
LOCATING AN ELONGATED OBJECT IN A THREE-DIMENSIONAL DATA ARRAY	xxxxxxxxxx	Dental Imaging Technologies Corporation
TOMOGRAPHIC IMAGING	xxxxxxxxxx	Dental Imaging Technologies Corporation
ADJUSTABLE SCANNER	xxxxxxxxxx	Dental Imaging Technologies Corporation
INTRAORAL X-RAY SENSOR WITH EMBEDDED STANDARD COMPUTER INTERFACE	xxxxxxxxxx	Dental Imaging Technologies Corporation
INTRA-ORAL IMAGE ACQUISITION ALIGNMENT	xxxxxxxxxx	Dental Imaging Technologies Corporation
INTRAORAL X-RAY SENSOR WITH EMBEDDED STANDARD COMPUTER INTERFACE	xxxxxxxxxx	Dental Imaging Technologies Corporation
DENTAL X-RAY APPARATUS AND METHOD OF POSITIONING A PATIENT THEREIN	xxxxxxxxxx	Dental Imaging Technologies Corporation
X-RAY TUBEHEAD HOUSING WITH SLANT-ANGLE PARTITION	xxxxxxxxxx	Dental Imaging Technologies Corporation
REAL-TIME DIGITAL X-RAY IMAGING APPARATUS	xxxxxxxxxx	Dental Imaging Technologies Corporation
REAL-TIME DIGITAL X-RAY IMAGING APPARATUS	xxxxxxxxxx	Dental Imaging Technologies Corporation
DENTAL X-RAY APPARATUS	xxxxxxxxxx	Dental Imaging Technologies Corporation
DENTAL X-RAY APPARATUS	xxxxxxxxxx	Dental Imaging Technologies Corporation
OVERLAY MAPS FOR NAVIGATION OF INTRAORAL IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
CEILING MOUNTED MEDICAL IMAGING SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
HYBRID DENTAL IMAGING SYSTEM WITH LOCAL AREA NETWORK AND CLOUD	xxxxxxxxxx	Dental Imaging Technologies Corporation
AUTOMATED CONTROL OF IMAGE EXPOSURE PARAMETERS IN AN INTRA-ORAL X-RAY SYSTEM	xxxxxxxxxx	Dental Imaging Technologies Corporation
INTRAORAL X-RAY IMAGING SENSOR AND READOUT	xxxxxxxxxx	Dental Imaging Technologies Corporation
DENTAL VARIATION TRACKING AND PREDICTION	xxxxxxxxxx	Dental Imaging Technologies Corporation
SYSTEM AND METHOD FOR DISPLAYING VOLUMETRIC IMAGES	xxxxxxxxxx	Dental Imaging Technologies Corporation
ENDOSSEOUS DENTAL IMPLANT	xxxxxxxxxx	Implant Direct Sybron International LLC
TAPERED ENDOSSEOUS DENTAL IMPLANTS WITH EXTERNAL MULTIPLE LEAD THREADS	xxxxxxxxxx	Implant Direct Sybron International LLC
MULTI-PART ABUTMENT 7 TRANSFER CAP FOR USE WITH AN ENDOSSEOUS	xxxxxxxxxx	Implant Direct Sybron International LLC
ONE-PIECE, SCREW RECEIVING, EXTERNALLY THREADED ENDOSSEOUS	xxxxxxxxxx	Implant Direct Sybron International LLC
ONE-PIECE, SCREW RECEIVING, EXTERNALLY THREADED ENDOSSEOUS	xxxxxxxxxx	Implant Direct Sybron International LLC

IMPLANT DIRECT - FLARED IMPLANT EXTENDER FOR ENDOSSEOUS DENTAL IMPLANTS	xxxxxxxxxx	Implant Direct Sybron International LLC
MULTI-FUNCTIONALFIXTURE MOUNT	xxxxxxxxxx	Implant Direct Sybron International LLC
DRILL LIMIT SYSTEM AND METHOD OF USING SAME	xxxxxxxxxx	Implant Direct Sybron International LLC
DRILL LIMIT SYSTEM AND METHOD OF USING SAME	xxxxxxxxxx	Implant Direct Sybron International LLC
DRILL LIMIT SYSTEM AND METHOD OF USING SAME	xxxxxxxxxx	Implant Direct Sybron International LLC
DENTAL PROSTHESIS	xxxxxxxxxx	Implant Direct Sybron International LLC
DENTAL PROSTHESIS	xxxxxxxxxx	Implant Direct Sybron International LLC
DENTAL PROSTHESIS	xxxxxxxxxx	Implant Direct Sybron International LLC
DENTAL PROSTHESIS	xxxxxxxxxx	Implant Direct Sybron International LLC
DENTAL IMPLANT WITH PROGRESSIVE THREAD	xxxxxxxxxx	Implant Direct Sybron International LLC
IMPLANT DIRECT - SURGICAL TRAY FOR DENTAL IMPLANTS	xxxxxxxxxx	Implant Direct Sybron International LLC
UV DISINFECTING SYSTEM FOR A DENTAL OPERATORY	xxxxxxxxxx	KaVo Dental Technologies, LLC
LED-BASED DENTAL EXAM LAMP WITH VARIABLE CHROMATICITY	xxxxxxxxxx	KaVo Dental Technologies, LLC
LED-BASED DENTAL EXAM LAMP WITH VARIABLE CHROMATICITY	xxxxxxxxxx	KaVo Dental Technologies, LLC
MODULAR DENTAL TOOL AND DOCKING STATION	xxxxxxxxxx	KaVo Dental Technologies, LLC
LED-BASED DENTAL EXAM LAMP	xxxxxxxxxx	KaVo Dental Technologies, LLC
MODULAR, BYPASS TRACK AND CARRIAGE SYSTEM FOR OVERHEAD-MOUNTED LIGHTS AND OTHER DEVICES	xxxxxxxxxx	KaVo Dental Technologies, LLC
TREATMENT SYSTEM FOR LIQUIDS AND INTERIOR SURFACES OF A FIXTURE	xxxxxxxxxx	KaVo Dental Technologies, LLC
WATER CONTROL VALVE	xxxxxxxxxx	KaVo Dental Technologies, LLC
HEADREST ADJUSTMENT SYSTEM	xxxxxxxxxx	KaVo Dental Technologies, LLC
LED-BASED DENTAL EXAM LAMP WITH VARIABLE CHROMATICITY	xxxxxxxxxx	KaVo Dental Technologies LLC
LED-BASED DENTAL EXAM LAMP	xxxxxxxxxx	KaVo Dental Technologies LLC
IMPROVED LED-BASED DENTAL EXAM LAMP	xxxxxxxxxx	KaVo Dental Technologies LLC
IMPROVED LED-BASED DENTAL EXAM LAMP	xxxxxxxxxx	KaVo Dental Technologies LLC
DENTAL HAND TOOL WITH DISINFECTION REACTOR	xxxxxxxxxx	KaVo Dental Technologies LLC
METHOD FOR MAKING DISPOSABLE TUBULAR DEVICE	xxxxxxxxxx	Kerr Corporation
DENTAL FILLING MATERIAL	xxxxxxxxxx	Kerr Corporation
DENTAL FILING MATERIALS AND METHODS OF USE	xxxxxxxxxx	Kerr Corporation
DENTAL RESIN COMPOSITION, METHOD OF MANUFACTURE AND METHOD OF USE THEREOF	xxxxxxxxxx	Kerr Corporation
DENTAL RESINS, DENTAL COMPOSITE MATERIALS, AND METHOD OF MANUFACTURE THEREOF	xxxxxxxxxx	Kerr Corporation
ENDODONTIC POST SYSTEM	xxxxxxxxxx	Kerr Corporation
DENTAL FILLING MATERIAL	xxxxxxxxxx	Kerr Corporation

DENTAL/MEDICAL COMPOSITIONS COMPRISING DEGRADABLE POLYMERS AND METHODS OF MANUFACTURE THEREOF	xxxxxxxxxx	Kerr Corporation
SELF-CURING SYSTEM FOR ENDODONTIC SEALANT APPLICATIONS	xxxxxxxxxx	Kerr Corporation
ENDODONTIC OBTURATOR	xxxxxxxxxx	Kerr Corporation
ENDODONTIC POST SYSTEM	xxxxxxxxxx	Kerr Corporation
DENTAL/MEDICAL COMPOSITIONS COMPRISING DEGRADABLE POLYMERS AND METHODS OF MANUFACTURE THEREOF	xxxxxxxxxx	Kerr Corporation
DENTAL FILLING MATERIAL	xxxxxxxxxx	Kerr Corporation
TWO-PIECE FIXTURE MOUNT ASSEMBLY	xxxxxxxxxx	Kerr Corporation
EXTERNALLY-THREADED, EXTERNALLY MICRO-GROOVED, ENDOSSEOUS DENTAL IMPLANTS	xxxxxxxxxx	Kerr Corporation
IN SITU HORSESHOEING	xxxxxxxxxx	Kerr Corporation
DENTAL FILLING MATERIAL	xxxxxxxxxx	Kerr Corporation
FITTING FOR DENTAL SYRINGE TIP	xxxxxxxxxx	Kerr Corporation
METHOD FOR MANUFACTURING ENDODONTIC REAMERS AND FILES	xxxxxxxxxx	Kerr Corporation
APPARATUS FOR EVACUATION OF ROOT CANAL	xxxxxxxxxx	Kerr Corporation
METHOD AND APPARATUS FOR EVACUATION OF ROOT CANAL	xxxxxxxxxx	Kerr Corporation
ENDODONTIC INSTRUMENTS WITH MEANS FOR BREAKAGE CONTAINMENT	xxxxxxxxxx	Kerr Corporation
ENDODONTIC REAMERS AND FILES	xxxxxxxxxx	Kerr Corporation
DENTAL MATERIALS AND METHODS OF USE	xxxxxxxxxx	Kerr Corporation
FITTING FOR DENTAL SYRINGE	xxxxxxxxxx	Kerr Corporation
FITTING FOR DENTAL SYRINGE	xxxxxxxxxx	Kerr Corporation
METHOD OF CONNECTING A SYRINGE TIP TO A DENTAL SYRINGE HAND PIECE	xxxxxxxxxx	Kerr Corporation
RECHARGEABLE PORTABLE LIGHT WITH MULTIPLE CHARGING SYSTEMS	xxxxxxxxxx	Kerr Corporation
IN SITU HORSESHOEING	xxxxxxxxxx	Kerr Corporation
COMPOSITION FOR PROTECTING	xxxxxxxxxx	Kerr Corporation
ADHERENCE-AIDED THERAPEUTIC HORSO HOOF PACKING	xxxxxxxxxx	Kerr Corporation
FLEXIBLE HORSESHOES	xxxxxxxxxx	Kerr Corporation
STERILIZABLE POUCH	xxxxxxxxxx	Kerr Corporation
DISPENSING MATERIAL FROM A DENTAL HANDPIECE	xxxxxxxxxx	Kerr Corporation
METATHESIS-CURABLE COMPOSITION WITH A REACTION CONTROL AGENT	xxxxxxxxxx	Kerr Corporation
METATHESIS-CURABLE COMPOSITION WITH A REACTION CONTROL AGENT	xxxxxxxxxx	Kerr Corporation
METATHESIS-CURABLE COMPOSITION WITH A REACTION CONTROL AGENT	xxxxxxxxxx	Kerr Corporation
AGITATOR MILL AND METHOD OF USE FOR LOW CONTAMINATION GRINDING	xxxxxxxxxx	Kerr Corporation
METATHESIS-CURABLE COMPOSITION	xxxxxxxxxx	Kerr Corporation
LOUPE HINGE FOR MAGNIFICATION VIEWER	xxxxxxxxxx	Kerr Corporation
LIGHT-WEIGHT HIGH RESOLUTION VIEWER	xxxxxxxxxx	Kerr Corporation
LIGHT-GENERATING INSTRUMENT	xxxxxxxxxx	Kerr Corporation
INTERPROXIMAL DENTAL TOOL WITH STRAIGHT AND CURVED BLADE INCLUDING IMPROVED GRIPPING UPPER AND SIDE SURFACES AND SAFETY RETAINING MEMBERS	xxxxxxxxxx	Kerr Corporation
INTERPROXIMAL DENTAL TOOL	xxxxxxxxxx	Kerr Corporation
HYDROPHILICALLY MODIFIED CURABLE SILICONE IMPRESSION MATERIAL	xxxxxxxxxx	Kerr Corporation
HEADLIGHT	xxxxxxxxxx	Kerr Corporation

DENTAL RESTORATIVE MATERIAL	xxxxxxxxxx	Kerr Corporation
DENTAL RESTORATIVE MATERIAL	xxxxxxxxxx	Kerr Corporation
DENTAL RESTORATIVE MATERIAL	xxxxxxxxxx	Kerr Corporation
DENTAL RESTORATIVE COMPOSITIONS	xxxxxxxxxx	Kerr Corporation
DENTAL RESTORATIVE COMPOSITE	xxxxxxxxxx	Kerr Corporation
DENTAL RESIN MODIFIED GLASS-IONOMER COMPOSITION	xxxxxxxxxx	Kerr Corporation
DENTAL PROPHYLAXIS CUP FOR MIXING AT LEAST TWO MEDIA PRIOR TO DISPENSING	xxxxxxxxxx	Kerr Corporation
DENTAL PASTE DISPENSING DEVICE AND METHOD OF USE	xxxxxxxxxx	Kerr Corporation
DENTAL LIGHT DEVICE	xxxxxxxxxx	Kerr Corporation
DENTAL LIGHT DEVICE	xxxxxxxxxx	Kerr Corporation
DENTAL LIGHT DEVICE	xxxxxxxxxx	Kerr Corporation
DENTAL IMPRESSION MATERIAL UTILIZING RUTHENIUM METATHESIS CATALYST	xxxxxxxxxx	Kerr Corporation
DENTAL IMPRESSION MATERIAL UTILIZING RUTHENIUM CATALYST	xxxxxxxxxx	Kerr Corporation
DENTAL COMPOSITIONS HAVING SPECIAL FUNCTIONALITY AND A TRI-BARREL PACKAGING AND DELIVERY SYSTEM THEREFOR	xxxxxxxxxx	Kerr Corporation
DENTAL COMPOSITION HAVING A REDOX INDICATOR AND METHOD OF USING SAME	xxxxxxxxxx	Kerr Corporation
DENTAL COMPOSITION CONTAINING DISCRETE NANOPARTICLES	xxxxxxxxxx	Kerr Corporation
DENTAL CEMENT FOR A TEMPORARY DENTAL PROSTHESIS OR APPLIANCE AND METHOD OF USE	xxxxxxxxxx	Kerr Corporation
DENTAL ADHESIVE AND METHOD OF USE	xxxxxxxxxx	Kerr Corporation
DENTAL ADHESIVE AND METHOD OF USE	xxxxxxxxxx	Kerr Corporation
DENTAL ADHESIVE AND METHOD OF USE	xxxxxxxxxx	Kerr Corporation
ADAPTERS, TIPS, AND DENTAL ASSEMBLIES	xxxxxxxxxx	Kerr Corporation
CURING LIGHT INSTRUMENT	xxxxxxxxxx	Kerr Corporation
CURING LIGHT INSTRUMENT	xxxxxxxxxx	Kerr Corporation
CURING LIGHT INSTRUMENT	xxxxxxxxxx	Kerr Corporation
CURING LIGHT DEVICE	xxxxxxxxxx	Kerr Corporation
CURING LIGHT DEVICE	xxxxxxxxxx	Kerr Corporation
COMPOSITION CURABLE BY METATHESIS REACTION	xxxxxxxxxx	Kerr Corporation
ACID-TOLERANT DENTAL COMPOSITION	xxxxxxxxxx	Kerr Corporation
CAPSULE FOR USE IN PREPARING A DENTAL AMALGAM	xxxxxxxxxx	Kerr Corporation
ARCUATE INTERPROXIMAL DENTAL TOOL WITH ARCUATE BLADE	xxxxxxxxxx	Kerr Corporation
ACCELERATOR FOR METATHESIS CATALYST	xxxxxxxxxx	Kerr Corporation
VIBRATORY MILL AND METHOD OF USE FOR LOW CONTAMINATION GRINDING	xxxxxxxxxx	Kerr Corporation
USER-WEARABLE ILLUMINATION ASSEMBLY	xxxxxxxxxx	Kerr Corporation
TWO-PART SELF-ADHERING DENTAL COMPOSITIONS	xxxxxxxxxx	Kerr Corporation
TWO-PART SELF-ADHERING DENTAL COMPOSITIONS	xxxxxxxxxx	Kerr Corporation
STRAIGHT INTERPROXIMAL DENTAL TOOL WITH STRAIGHT BLADE	xxxxxxxxxx	Kerr Corporation
STRAIGHT INTERPROXIMAL DENTAL TOOL WITH SANDPAPER ON ONE SIDE AND SHARP RAZOR BLADE EDGE	xxxxxxxxxx	Kerr Corporation
STRAIGHT INTERPROXIMAL DENTAL TOOL WITH SANDPAPER ON BOTH SIDES AND SHARP RAZOR BLADE EDGE	xxxxxxxxxx	Kerr Corporation
SLIDING BRIDGE EYEGLASS FRAME	xxxxxxxxxx	Kerr Corporation

SINGLE-PART, LIGHT-CURABLE, SELF-ADHERING DENTAL RESTORATIVE COMPOSITION AND METHOD OF USING THE SAME	xxxxxxxxxx	Kerr Corporation
SINGLE-PART, LIGHT-CURABLE, SELF-ADHERING DENTAL RESTORATIVE COMPOSITION AND METHOD OF USING THE SAME	xxxxxxxxxx	Kerr Corporation
SINGLE DOSE DENTAL IMPRESSION MATERIAL DELIVERY SYSTEM AND METHOD	xxxxxxxxxx	Kerr Corporation
SINGLE DOSE DENTAL ADHESIVE DELIVERY SYSTEM AND METHOD	xxxxxxxxxx	Kerr Corporation
SILVER-CONTAININE DENTAL COMPOSITIONS	xxxxxxxxxx	Kerr Corporation
PREPOLYMERIZED FILLER IN DENTAL RESTORATIVE COMPOSITE	xxxxxxxxxx	Kerr Corporation
POLYETHER-BASED DENTAL IMPRESSION MATERIAL CURABLE BY METATHESIS REACTION	xxxxxxxxxx	Kerr Corporation
POLYETHER-BASED COMPOSITION CURABLE BY METATHESIS REACTION	xxxxxxxxxx	Kerr Corporation
OPTIMUM PARTICLE SIZED HYBRID COMPOSITE	xxxxxxxxxx	Kerr Corporation
OPALESCENT FILLERS FOR DENTAL RESTORATIVE COMPOSITES	xxxxxxxxxx	Kerr Corporation
ONE-COMPONENT DENTAL ADHESIVE COMPOSITIONS AND METHOD OF USE	xxxxxxxxxx	Kerr Corporation
ONE-COMPONENT DENTAL ADHESIVE COMPOSITIONS AND METHOD OF USE	xxxxxxxxxx	Kerr Corporation
METHODS OF USING TWO-PART SELF-ADHERING DENTAL COMPOSITIONS	xxxxxxxxxx	Kerr Corporation
METHOD OF CURING COMPOSITION BY METATHESIS REACTION USING REACTION CONTROL AGENT	xxxxxxxxxx	Kerr Corporation
METHOD FOR MAKING ALKOXY-SILOXANE POLYETHER CARBOXYLATES TERMINATED WITH FUNCTIONAL OLEFIN GROUPS	xxxxxxxxxx	Kerr Corporation
USER-WEARABLE ILLUMINATION ASSEMBLY	xxxxxxxxxx	Kerr Corporation
METHODS AND COMPOSITIONS FOR TREATING A HOOF OF AN UNGULATE ANIMAL	xxxxxxxxxx	Kerr Corporation
ENDODONTIC FILE	xxxxxxxxxx	Kerr Corporation
ROOT CANAL FILLING MATERIAL	xxxxxxxxxx	Kerr Corporation
ENDODONTIC POST AND OBTURATOR	xxxxxxxxxx	Kerr Corporation
CLOSED DELIVERY SYSTEM	xxxxxxxxxx	Metrex Research LLC
DISINFECTION AND CLEANING CONFIRMATION SYSTEM	xxxxxxxxxx	Metrex Research LLC
STABILIZED HYDROGEN PEROXIDE COMPOSITIONS AND METHOD OF MAKING SAME	xxxxxxxxxx	Metrex Research LLC
ORTHODONTIC BRACKETS COMPRISING A FILLED AND FIBER- REINFORCED POLYMERIC MATERIAL	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKETS WITH TEMPORARILY VISIBLE MARKING FEATURES	xxxxxxxxxx	Ormco Corporation
SELF-LITIGATING ORTHODONTIC BRACKETS COMPRISING A FILLED & FIBER-REINFORCED POLYMERIC MATERIAL	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKETS MADE FROM POLYMERIC MATERIALS THAT IMPART DESIRED STRENGTH PROPERTIES	xxxxxxxxxx	Ormco Corporation
SELF-LITIGATING ORTHODONTIC BRACKETS FORMED FROM MULTIPLE PLASTIC MATERIALS	xxxxxxxxxx	Ormco Corporation
TWO PART ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
INTEGRATION OF INTRA-ORAL IMAGERY AND VOLUMETRIC IMAGERY	xxxxxxxxxx	Ormco Corporation
ENDODONTIC INSTRUMENTS WITH PILOT TIPS AND PARABOLIC CUTTING FLUTES	xxxxxxxxxx	Ormco Corporation
SCANNING SEQUENCE FOR AN INTRA-ORAL IMAGING SYSTEM	xxxxxxxxxx	Ormco Corporation

INTEGRATION OF INTRA-ORAL IMAGERY AND VOLUMETRIC IMAGERY	xxxxxxxxxx	Ormco Corporation
OPTICAL COHERENCE TOMOGRAPHY IMAGING SYSTEM	xxxxxxxxxx	Ormco Corporation
MEDICAL TREATMENT APPARATUS	xxxxxxxxxx	Ormco Corporation
LOW PROFILE SELF-LIGATING ORTHODONTIC BRACKETS AND METHODS OF USING SUCH ORTHODONTIC BRACKETS	xxxxxxxxxx	Ormco Corporation
LOW PROFILE SELF-LIGATING ORTHODONTIC BRACKETS AND METHODS OF USING SUCH ORTHODONTIC BRACKETS	xxxxxxxxxx	Ormco Corporation
INDIVIDUAL DOSE ADHESIVE DELIVERY SYSTEM, ORTHODONTIC APPLIANCE SYSTEM & METHOD OF PROVIDING & USING SAME	xxxxxxxxxx	Ormco Corporation
HYPERELASTIC SHAPE SETTING DEVICES AND FABRICATION METHODS	xxxxxxxxxx	Ormco Corporation
HYPERELASTIC SHAPE SETTING DEVICES AND FABRICATION METHODS	xxxxxxxxxx	Ormco Corporation
HYPERELASTIC SHAPE SETTING DEVICES AND FABRICATION METHODS	xxxxxxxxxx	Ormco Corporation
AESTHETIC SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
AESTHETIC SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
FOOT PEDAL FOR A MEDICAL DEVICE HAVING A SELF-LEVELING MECHANISM	xxxxxxxxxx	Ormco Corporation
FLUID MATERIAL DELIVERY DEVICES AND METHODS	xxxxxxxxxx	Ormco Corporation
AESTHETIC SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
AESTHETIC SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
FABRICATION OF AN ORTHODONTIC ALIGNER FROM A NEGATIVE MOLD DESIGNED BY A COMPUTATIONAL DEVICE	xxxxxxxxxx	Ormco Corporation
AESTHETIC SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ENDODONTIC INSTRUMENT WITH CONTROLLED FLEXIBILITY AND METHOD OF MANUFACTURING SAME	xxxxxxxxxx	Ormco Corporation
ENDODONTIC INSTRUMENT	xxxxxxxxxx	Ormco Corporation
DIRECT MANUFACTURE OF ORTHODONTIC ALIGNER APPLIANCE	xxxxxxxxxx	Ormco Corporation
AESTHETIC ORTHODONTIC BRACKET AND METHOD OF MAKING SAME	xxxxxxxxxx	Ormco Corporation
AESTHETIC ORTHODONTIC BRACKET AND METHOD OF MAKING SAME	xxxxxxxxxx	Ormco Corporation
A METHOD OF MANUFACTURING AN ORTHODONTIC BRACKET HAVING A LASER SHAPED GREEN BODY	xxxxxxxxxx	Ormco Corporation
DEBONDING PLIERS	xxxxxxxxxx	Ormco Corporation
DEBONDING PLIERS	xxxxxxxxxx	Ormco Corporation
CUSTOM ORTHODONTIC BRACKET PLACEMENT JIG AND JIG MAKING METHOD AND APPARATUS	xxxxxxxxxx	Ormco Corporation
CUSTOM ORTHODONTIC APPLIANCE SYSTEM AND METHOD	xxxxxxxxxx	Ormco Corporation
CUSTOM ORTHODONTIC APPLIANCE SYSTEM AND METHOD	xxxxxxxxxx	Ormco Corporation
CUSTOM ORTHODONTIC APPLIANCE FORMING METHOD AND APPARATUS	xxxxxxxxxx	Ormco Corporation
CUSTOM ORTHODONTIC APPLIANCE FORMING METHOD AND APPARATUS	xxxxxxxxxx	Ormco Corporation
CUSTOM ORTHODONTIC APPLIANCE FORMING METHOD AND APPARATUS	xxxxxxxxxx	Ormco Corporation

CUSTOM ORTHODONTIC APPLIANCE FORMING METHOD AND APPARATUS	xxxxxxxxxx	Ormco Corporation
CUSTOM JIG FOR PLACING ORTHODONTIC BRACKETS AND METHODS OF MAKING AND USING SAME	xxxxxxxxxx	Ormco Corporation
CONSTRAINED OPTIMIZATION OF ORTHODONTIC BRACKET PLACEMENT AND ARCHWIRE SMOOTHING	xxxxxxxxxx	Ormco Corporation
CONNECTOR FOR COUPLING AN ORTHODONTIC APPLIANCE TO A PATIENT AND ASSOCIATED METHODS	xxxxxxxxxx	Ormco Corporation
BIOCOMPATIBLE COPPER-BASED SINGLE-CRYSTAL SHAPE MEMORY ALLOYS	xxxxxxxxxx	Ormco Corporation
BIOCOMPATIBLE COPPER-BASED SINGLE-CRYSTAL SHAPE MEMORY ALLOYS	xxxxxxxxxx	Ormco Corporation
BIASED PIVOTING SLIDE ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ARCHWIRE ASSEMBLY WITH STOPS	xxxxxxxxxx	Ormco Corporation
ARCHWIRE ASSEMBLY WITH STOPS	xxxxxxxxxx	Ormco Corporation
SYSTEMS AND METHODS FOR MANUFACTURING ORTHODONTIC APPLIANCES	xxxxxxxxxx	Ormco Corporation
SURFACE TREATED POLYCRYSTALLINE CERAMIC ORTHODONTIC BRACKET AND METHOD OF MAKING SAME	xxxxxxxxxx	Ormco Corporation
SOFTWARE AND METHODS FOR DENTAL TREATMENT PLANNING	xxxxxxxxxx	Ormco Corporation
APPARATUS FOR EVACUATION OF ROOT CANAL	xxxxxxxxxx	Ormco Corporation
APPARATUS FOR EVACUATION OF ROOT CANAL	xxxxxxxxxx	Ormco Corporation
SHAPE SETTING A SHAPE MEMORY ALLOY DENTAL ARCH	xxxxxxxxxx	Ormco Corporation
SHAPE SETTING A SHAPE MEMORY ALLOY DENTAL ARCH	xxxxxxxxxx	Ormco Corporation
SHAPE SETTING A SHAPE MEMORY ALLOY DENTAL ARCH	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET WITH ROTATABLE CLOSURE MEMBER	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET HAVING UNDERCUTS AND RELATED METHODS	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET HAVING UNDERCUTS AND RELATED METHODS	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET AND METHOD OF USING THE SAME	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET AND METHOD OF USING THE SAME	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET AND METHOD OF MAKING SAME	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET AND DEVICES FOR DEPLOYING SAME	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET AND DEVICES FOR DEPLOYING SAME	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
SELF-LIGATING ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
APPARATUS AND METHOD FOR HEATING AN ENDODONTIC INSTRUMENT BY INFRARED RADIATION	xxxxxxxxxx	Ormco Corporation
ROTATING CLIP ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ROTATING CLIP ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ROTATING CLIP ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ROTARY DENTAL INSTRUMENT AND METHODS OF USE	xxxxxxxxxx	Ormco Corporation
REMOTE DENTAL DISPLAY SYSTEM	xxxxxxxxxx	Ormco Corporation

REGISTERING SHAPE DATA EXTRACTED FROM INTRA-ORAL IMAGERY TO DIGITAL RECONSTRUCTION OF TEETH FOR DETERMINING POSITION AND ORIENTATION OF ROOTS	xxxxxxxxxx	Ormco Corporation
PROVIDING CUSTOM ORTHODONTIC TREATMENT WITH APPLIANCE COMPONENTS FROM INVENTORY	xxxxxxxxxx	Ormco Corporation
PROVIDING CUSTOM ORTHODONTIC TREATMENT WITH APPLIANCE COMPONENTS FROM INVENTORY	xxxxxxxxxx	Ormco Corporation
PLASTIC ORTHODONTIC APPLIANCE HAVING MECHANICAL BONDING BASE AND METHOD OF MAKING SAME	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC SUSPENSION BRACKET AND METHOD OF USE	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC DEVICE FOR TREATING MALOCCLUSIONS	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC DEVICE AND METHOD FOR TREATING MALLOCCLUSIONS	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC DEVICE AND METHOD FOR TREATING MALLOCCLUSIONS	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC DEBONDING TOOLS AND METHODS	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKETS	xxxxxxxxxx	Ormco Corporation
APPARATUS AND METHOD FOR ASYMMETRICAL COAST ON AN ENDODONTIC MOTOR	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET HAVING A BIASED SLIDE MEMBER	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET HAVING A BIASED SLIDE MEMBER	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET AND METHOD OF CORRECTING MALPOSITIONED TEETH	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET AND METHOD OF CORRECTING MALPOSITIONED TEETH	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BRACKET	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC BITE FIXING APPLIANCE	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC ARCHWIRE	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC ARCHWIRE	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC APPLIANCES INCLUDING FERROMAGNETIC SHAPE MEMORY ALLOYS AND METHODS OF ORTHODONTIC TREATMENT USING SAME	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC APPLIANCES AND METHODS OF MAKING AND USING SAME	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC ALIGNERS AND DEVICES, METHODS, SYSTEMS, AND COMPUTER PROGRAMS UTILIZING SAME	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC ADHESIVES AND METHODS OF USING SAME	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC ADHESIVES	xxxxxxxxxx	Ormco Corporation
ORTHODONTIC ADHESIVES	xxxxxxxxxx	Ormco Corporation
MULTI-STRAND COIL SPRING	xxxxxxxxxx	Ormco Corporation
APPARATUS AND METHOD FOR ASYMMETRICAL COAST CONTROL OF AN ENDODONTIC MOTOR	xxxxxxxxxx	Ormco Corporation
METHODS FOR SHAPING GREEN BODIES AND ARTICLES MADE BY SUCH METHODS	xxxxxxxxxx	Ormco Corporation
METHODS FOR SHAPING GREEN BODIES AND ARTICLES MADE BY SUCH METHODS	xxxxxxxxxx	Ormco Corporation

METHODS FOR SHAPING GREEN BODIES AND ARTICLES MADE BY SUCH METHODS	xxxxxxxxxx	Ormco Corporation
APPARATUS AND METHOD FOR ASYMMETRICAL COAST CONTROL OF AN ENDODONTIC MOTOR	xxxxxxxxxx	Ormco Corporation
METHODS FOR FABRICATION OF ORTHODONTIC APPLIANCES AND ORTHODONTIC APPLIANCES MADE THEREBY	xxxxxxxxxx	Ormco Corporation
COMPUTATIONAL DEVICE FOR AN ORTHODONTIC APPLIANCE FOR GENERATING AN AESTHETIC SMILE	xxxxxxxxxx	Ormco Corporation
METHOD, SYSTEM, AND COMPUTER PROGRAM PRODUCT TO PERFORM DIGITAL ORTHODONTICS AT ONE OR MORE SITES	xxxxxxxxxx	Ormco Corporation
METHOD OF MANUFACTURING AN ORTHODONTIC BRACKET HAVING A LASER SHAPED GREEN BODY	xxxxxxxxxx	Ormco Corporation
METHOD OF MANUFACTURING AN ORTHODONTIC BRACKET HAVING A LASER SHAPED GREEN BODY	xxxxxxxxxx	Ormco Corporation
METHOD OF MANUFACTURING AN ORTHODONTIC BRACKET HAVING A LASER SHAPED GREEN BODY	xxxxxxxxxx	Ormco Corporation
METHOD OF MANUFACTURING AN ENDODONTIC INSTRUMENT	xxxxxxxxxx	Ormco Corporation
METHOD OF MANUFACTURING AN ENDODONTIC INSTRUMENT	xxxxxxxxxx	Ormco Corporation
METHOD OF MANUFACTURING A DENTAL INSTRUMENT	xxxxxxxxxx	Ormco Corporation
METHOD OF ALLOYING REACTIVE COMPONENTS	xxxxxxxxxx	Ormco Corporation
METHOD OF ALLOYING REACTIVE COMPONENTS	xxxxxxxxxx	Ormco Corporation
METHOD OF ALLOYING REACTIVE COMPONENTS	xxxxxxxxxx	Ormco Corporation
METHOD OF ALLOYING REACTIVE COMPONENTS	xxxxxxxxxx	Ormco Corporation
FLUTED ENDODONTIC FILE	xxxxxxxxxx	Ormco Corporation
DENTAL COMPOSITE	xxxxxxxxxx	Pentron Corporation
DENTAL GLAZES AND METHOD OF MANUFACTURE AND USE THEREOF	xxxxxxxxxx	Pentron Corporation
DENTAL RESIN MATERIALS, METHOD OF MANUFACTURE, AND USES THEREOF	xxxxxxxxxx	Pentron Corporation
DENTAL RESIN, COMPOSITION METHOD OF MANUFACTURE AND METHOD OF USE THEREOF	xxxxxxxxxx	Pentron Corporation
DENTAL BRIDGES COMPRISING FIBER REINFORCED FRAMEWORKS WITH FIBER OR PARTICULATE REINFORCED VENEERS	xxxxxxxxxx	Pentron Corporation
MASS PRODUCTION OF DENTAL RESTORATIONS BY SOLID FREE-FORM FABRICATION METHODS	xxxxxxxxxx	Pentron Corporation
METHOD AND APPARATUS FOR PREPARING DENTAL RESTORATIONS	xxxxxxxxxx	Pentron Corporation
DENTAL COMPOSITE MATERIALS	xxxxxxxxxx	Pentron Corporation
MASS PRODUCTION OF DENTAL RESTORATIONS BY SOLID FREE-FORM FABRICATION METHODS	xxxxxxxxxx	Pentron Corporation
MASS PRODUCTION OF SHELLS AND MODELS FOR DENTAL RESTORATIONS PRODUCED BY SOLID FREE-FORM FABRICATION METHODS	xxxxxxxxxx	Pentron Corporation
FIBER REINFORCED COMPOSITE POST	xxxxxxxxxx	Pentron Corporation
HEAT TREATED FIBERS FOR REINFORCED DENTAL RESTORATIONS AND METHOD OF MANUFACTURE THEREOF	xxxxxxxxxx	Pentron Corporation
IMMEDIATE IMPLANT SYSTEM	xxxxxxxxxx	Pentron Corporation
DENTAL COMPOSITE MATERIALS AND METHOD OF MANUFACTURE THEREOF	xxxxxxxxxx	Pentron Corporation
DENTAL RESINS, DENTAL COMPOSITE MATERIALS, AND METHOD OF MANUFACTURE THEREOF	xxxxxxxxxx	Pentron Corporation
FLOWABLE DENTAL RESIN MATERIALS AND METHOD OF USE THEREOF	xxxxxxxxxx	Pentron Corporation
DENTAL COMPOSITE MATERIALS AND METHOD OF MANUFACTURE THEREOF	xxxxxxxxxx	Pentron Corporation

DENTAL RESINS, DENTAL COMPOSITE MATERIALS, AND METHOD OF MANUFACTURE THEREOF	xxxxxxxxxx	Pentron Corporation
DENTAL RESIN MATERIALS, METHOD OF MANUFACTURE, AND USES THEREOF	xxxxxxxxxx	Pentron Corporation
DENTAL RESTORATIVE COMPOSITION, DENTAL RESTORATION, AND A METHOD OF USE THEREOF	xxxxxxxxxx	Pentron Corporation
PREFABRICATED COMPONENTS FOR DENTAL APPLIANCES	xxxxxxxxxx	Pentron Corporation
FILLER MATERIAL FOR DENTAL COMPOSITES	xxxxxxxxxx	Pentron Corporation
FIBER REINFORCED COMPOSITE POST	xxxxxxxxxx	Pentron Corporation
DENTAL COMPOSITES COMPRISING GROUND, DENSIFIED, EMBRITTLED GLASS FIBER FILLER	xxxxxxxxxx	Pentron Corporation
HIGH-STRENGTH DENTAL RESTORATIONS LICENSED BY IVOCLAR	xxxxxxxxxx	Pentron Corporation
DENTAL RESIN COMPOSITION METHOD OF MANUFACTURE, AND METHOD OF USE THEREOFF	xxxxxxxxxx	Pentron Corporation
FIBER-REINFORCED COMPOSITES FOR DENTAL MATERIALS	xxxxxxxxxx	Pentron Corporation
FIBER-REINFORCED COMPOSITE POST	xxxxxxxxxx	Pentron Corporation
FIBER-REINFORCED COMPOSITE DENTAL MATERIALS AND METHOD OF MANUFACTURE	xxxxxxxxxx	Pentron Corporation
FIBER REINFORCED COMPOSITE POST	xxxxxxxxxx	Pentron Corporation
FIBER REINFORCED COMPOSITE POST	xxxxxxxxxx	Pentron Corporation
EPOXY-CONTAINING COMPOSITION CURABLE BY MULTIPLE POLYMERIZATION MECHANISMS	xxxxxxxxxx	Pentron Corporation
DIGITAL TECHNOLOGIES FOR PLANNING AND CARRYING OUT DENTAL RESTORATIVE PROCEDURES	xxxxxxxxxx	Pentron Corporation
SOLID FREE-FOAM FABRICATION METHODS FOR THE PRODUCTION OF DENTAL RESTORATIONS	xxxxxxxxxx	Pentron Corporation
SELF ETCH ALL PURPOSE DENTAL CEMENT COMPOSITION, METHOD OF MANUFACTURE, AND METHOD OF USE THEREOF	xxxxxxxxxx	Pentron Corporation
SELF ETCH ALL PURPOSE DENTAL CEMENT COMPOSITION AND METHOD OF USE THEREOF	xxxxxxxxxx	Pentron Corporation
PRE-TREATED ACID-REACTIVE FILLERS AND THEIR USE IN DENTAL APPLICATIONS	xxxxxxxxxx	Pentron Corporation
METHOD OF MANUFACTURING HIGH STRENGTH DENTAL RESTORATIONS	xxxxxxxxxx	Pentron Corporation

Trademarks

Trademark	Reg. Number	Owner
ARIBEX	xxxxxxxxxx	Aribex, Inc.
NOMAD	xxxxxxxxxx	Aribex, Inc.
ACUCAM	xxxxxxxxxx	Dental Imaging Technologies Corporation
CARIVU	xxxxxxxxxx	Dental Imaging Technologies Corporation
DENOPTIX	xxxxxxxxxx	Dental Imaging Technologies Corporation
DEXIS	xxxxxxxxxx	Dental Imaging Technologies Corporation
EXPERT DC (STYLIZED)	xxxxxxxxxx	Dental Imaging Technologies Corporation
GENDEX (STYLIZED)	xxxxxxxxxx	Dental Imaging Technologies Corporation
GX	xxxxxxxxxx	Dental Imaging Technologies Corporation
GX-770	xxxxxxxxxx	Dental Imaging Technologies Corporation
I-CAT	xxxxxxxxxx	Dental Imaging Technologies Corporation
I-CAT	xxxxxxxxxx	Dental Imaging Technologies Corporation
TX STUDIO	xxxxxxxxxx	Dental Imaging Technologies Corporation

VIXWIN	xxxxxxxxxx	Dental Imaging Technologies Corporation
REPLUS	xxxxxxxxxx	Implant Direct Sybron International LLC
SBM	xxxxxxxxxx	Implant Direct Sybron International LLC
GODIRECT	xxxxxxxxxx	Implant Direct Sybron International LLC
GPS	xxxxxxxxxx	Implant Direct Sybron International LLC
IMPLANT DIRECT	xxxxxxxxxx	Implant Direct Sybron International LLC
INTERACTIVE	xxxxxxxxxx	Implant Direct Sybron International LLC
REPLANT	xxxxxxxxxx	Implant Direct Sybron International LLC
SCREWINDIRECT	xxxxxxxxxx	Implant Direct Sybron International LLC
SCREWPLANT	xxxxxxxxxx	Implant Direct Sybron International LLC
SCREWPLUS	xxxxxxxxxx	Implant Direct Sybron International LLC
SPECTRA-SYSTEM	xxxxxxxxxx	Implant Direct Sybron International LLC
SWISHACTIVE	xxxxxxxxxx	Implant Direct Sybron International LLC
SWISHPLUS	xxxxxxxxxx	Implant Direct Sybron International LLC
UMA	xxxxxxxxxx	Implant Direct Sybron International, LLC
ARTISTE	xxxxxxxxxx	Jeneric/Pentron Inc.
BOND-1	xxxxxxxxxx	Jeneric/Pentron Inc.
BOND-IT	xxxxxxxxxx	Jeneric/Pentron Inc.
BUILD-IT	xxxxxxxxxx	Jeneric/Pentron Inc.
CEMENT-IT	xxxxxxxxxx	Jeneric/Pentron Inc.
CORRECT PLUS	xxxxxxxxxx	Jeneric/Pentron Inc.
CORRECT VPS	xxxxxxxxxx	Jeneric/Pentron Inc.
FIBREKLEER	xxxxxxxxxx	Jeneric/Pentron Inc.
FIBREKOR	xxxxxxxxxx	Jeneric/Pentron Inc.
FIBREKOR POST	xxxxxxxxxx	Jeneric/Pentron Inc.
FIRST FILL	xxxxxxxxxx	Jeneric/Pentron Inc.
FLOW-IT	xxxxxxxxxx	Jeneric/Pentron Inc.
PROTECT-IT	xxxxxxxxxx	Jeneric/Pentron Inc.
SCULPTURE	xxxxxxxxxx	Jeneric/Pentron Inc.
THICK N' THIN	xxxxxxxxxx	Jeneric/Pentron Inc.
INVIEW	xxxxxxxxxx	Kavo Dental Technologies LLC
PELTON & CRANE	xxxxxxxxxx	Kavo Dental Technologies, LLC
AXIS	xxxxxxxxxx	Kerr Corporation
BIB-EZE	xxxxxxxxxx	Kerr Corporation
BOVI-BOND	xxxxxxxxxx	Kerr Corporation
ACHROMAT	xxxxxxxxxx	Kerr Corporation
ALGINATOR	xxxxxxxxxx	Kerr Corporation
CERAGLAZE	xxxxxxxxxx	Kerr Corporation
DEMETRON	xxxxxxxxxx	Kerr Corporation
DEMI	xxxxxxxxxx	Kerr Corporation
DIASHEEN	xxxxxxxxxx	Kerr Corporation
DUX DENTAL	xxxxxxxxxx	Kerr Corporation
EQUI-BUILD	xxxxxxxxxx	Kerr Corporation
EQUI-PAK	xxxxxxxxxx	Kerr Corporation
EQUI-THANE	xxxxxxxxxx	Kerr Corporation
EQUI-THANE ADHERE	xxxxxxxxxx	Kerr Corporation
EQUI-THANE SUPER-FAST	xxxxxxxxxx	Kerr Corporation
EXTRUDE	xxxxxxxxxx	Kerr Corporation
PERMLASTIC	xxxxxxxxxx	Kerr Corporation
RAZOR	xxxxxxxxxx	Kerr Corporation

HARMONIZE	xxxxxxxxxx	Kerr Corporation
HERCULITE	xxxxxxxxxx	Kerr Corporation
IDENTIC	xxxxxxxxxx	Kerr Corporation
IMAGE	xxxxxxxxxx	Kerr Corporation
KERR	xxxxxxxxxx	Kerr Corporation
KERR	xxxxxxxxxx	Kerr Corporation
K-FLEX	xxxxxxxxxx	Kerr Corporation
KOLOR + PLUS	xxxxxxxxxx	Kerr Corporation
LIFE	xxxxxxxxxx	Kerr Corporation
M4 SAFETY HANDPIECE	xxxxxxxxxx	Kerr Corporation
MAXCEM ELITE	xxxxxxxxxx	Kerr Corporation
MICROFILM	xxxxxxxxxx	Kerr Corporation
NANO PREP	xxxxxxxxxx	Kerr Corporation
NEXUS	xxxxxxxxxx	Kerr Corporation
OPTIBOND	xxxxxxxxxx	Kerr Corporation
OPTIBOND FL	xxxxxxxxxx	Kerr Corporation
OPTIGUARD	xxxxxxxxxx	Kerr Corporation
ORASCOPTIC	xxxxxxxxxx	Kerr Corporation
PDQ	xxxxxxxxxx	Kerr Corporation
PEEL-VUE	xxxxxxxxxx	Kerr Corporation
REVOLUTION	xxxxxxxxxx	Kerr Corporation
SIL-PAK	xxxxxxxxxx	Kerr Corporation
SMART POUCH	xxxxxxxxxx	Kerr Corporation
SOLE-GUARD	xxxxxxxxxx	Kerr Corporation
STYPTIN	xxxxxxxxxx	Kerr Corporation
SUPER-FAST	xxxxxxxxxx	Kerr Corporation
TEMP-BOND	xxxxxxxxxx	Kerr Corporation
TYTIN	xxxxxxxxxx	Kerr Corporation
TYTIN FC	xxxxxxxxxx	Kerr Corporation
ULTRAGLOSS	xxxxxxxxxx	Kerr Corporation
UNIDOSE	xxxxxxxxxx	Kerr Corporation
VAN R	xxxxxxxxxx	Kerr Corporation
ZEON	xxxxxxxxxx	Kerr Corporation
ZIR-CUT	xxxxxxxxxx	Kerr Corporation
ZONE	xxxxxxxxxx	Kerr Corporation
ALLRAP	xxxxxxxxxx	Metrex Research, LLC
CAVICIDE	xxxxxxxxxx	Metrex Research, LLC
CAVIWIPES	xxxxxxxxxx	Metrex Research, LLC
COMPLETE CURING LIGHT SLEEVE	xxxxxxxxxx	Metrex Research, LLC
CURE SLEEVE	xxxxxxxxxx	Metrex Research, LLC
DISPOS-A-BITE	xxxxxxxxxx	Metrex Research, LLC
EMPOWER	xxxxxxxxxx	Metrex Research, LLC
ENDEAVOUR	xxxxxxxxxx	Metrex Research LLC
ENVIROCIDE	xxxxxxxxxx	Metrex Research, LLC
EVAC-U-TRAP	xxxxxxxxxx	Metrex Research, LLC
GOOGLES	xxxxxxxxxx	Metrex Research, LLC
H.P. SLEEVE	xxxxxxxxxx	Metrex Research, LLC
INNOVATIVE INFECTION CONTROL PRODUCTS	xxxxxxxxxx	Metrex Research, LLC
METREX	xxxxxxxxxx	Metrex Research, LLC
METRICIDE	xxxxxxxxxx	Metrex Research, LLC

METRICIDE PLUS 30	xxxxxxxxxx	Metrex Research, LLC
METRICLEAN	xxxxxxxxxx	Metrex Research, LLC
METRIGUARD	xxxxxxxxxx	Metrex Research, LLC
METRILUBE	xxxxxxxxxx	Metrex Research, LLC
METRIMIST	xxxxxxxxxx	Metrex Research, LLC
METRIWASH	xxxxxxxxxx	Metrex Research, LLC
METRIZYME	xxxxxxxxxx	Metrex Research, LLC
OMNI OPTIC	xxxxxxxxxx	Metrex Research LLC
ORASCOPTIC CIRCLE LOGO	xxxxxxxxxx	Metrex Research LLC
PERFECTPEARL	xxxxxxxxxx	Metrex Research, LLC
PINNACLE	xxxxxxxxxx	Metrex Research, LLC
PREMIGUARD	xxxxxxxxxx	Metrex Research, LLC
PREMISORB	xxxxxxxxxx	Metrex Research, LLC
PROCIDE	xxxxxxxxxx	Metrex Research, LLC
SAFE-TIPS	xxxxxxxxxx	Metrex Research, LLC
SEAL-TIGHT	xxxxxxxxxx	Metrex Research, LLC
SLIP-NOTS	xxxxxxxxxx	Metrex Research, LLC
SPREE	xxxxxxxxxx	Metrex Research, LLC
TURBO-VAC	xxxxxxxxxx	Metrex Research, LLC
VIONEX	xxxxxxxxxx	Metrex Research, LLC
VIONEXUS	xxxxxxxxxx	Metrex Research, LLC
ACCENT	xxxxxxxxxx	Ormco Corporation
ACCENT MINI	xxxxxxxxxx	Ormco Corporation
ADVANSYNC	xxxxxxxxxx	Ormco Corporation
AEZ	xxxxxxxxxx	Ormco Corporation
ALIAS	xxxxxxxxxx	Ormco Corporation
AOA	xxxxxxxxxx	Ormco Corporation
CLINICAL IMPRESSIONS	xxxxxxxxxx	Ormco Corporation
COPPER NI-TI	xxxxxxxxxx	Ormco Corporation
DAMON	xxxxxxxxxx	Ormco Corporation
ENDO-BENDER	xxxxxxxxxx	Ormco Corporation
ENDOVAC	xxxxxxxxxx	Ormco Corporation
ENDOVAC PURE	xxxxxxxxxx	Ormco Corporation
ETM	xxxxxxxxxx	Ormco Corporation
GRENGLOO	xxxxxxxxxx	Ormco Corporation
INSPIRE ICE	xxxxxxxxxx	Ormco Corporation
K3	xxxxxxxxxx	Ormco Corporation
LIGHTSPEED	xxxxxxxxxx	Ormco Corporation
LYTHOS	xxxxxxxxxx	Ormco Corporation
MINI DIAMOND	xxxxxxxxxx	Ormco Corporation
MY SMILE CONSULT	xxxxxxxxxx	Ormco Corporation
NI-TI	xxxxxxxxxx	Ormco Corporation
OPTIMESH	xxxxxxxxxx	Ormco Corporation
ORMCO	xxxxxxxxxx	Ormco Corporation
ORTHO SOLO	xxxxxxxxxx	Ormco Corporation
ORTHOS	xxxxxxxxxx	Ormco Corporation
PEERLESS	xxxxxxxxxx	Ormco Corporation
PREZURV	xxxxxxxxxx	Ormco Corporation
SIMPLI5	xxxxxxxxxx	Ormco Corporation
SIMPLISEAL	xxxxxxxxxx	Ormco Corporation

STYLIZED AND/OR DESIGN	xxxxxxxxxx	Ormco Corporation
SYMETRI	xxxxxxxxxx	Ormco Corporation
SYSTEM 1	xxxxxxxxxx	Ormco Corporation
TF	xxxxxxxxxx	Ormco Corporation
TMA	xxxxxxxxxx	Ormco Corporation
TRU-ARCH	xxxxxxxxxx	Ormco Corporation
ULTIMA	xxxxxxxxxx	Ormco Corporation
WASHBON	xxxxxxxxxx	Ormco Corporation
CORRECT QUICK	xxxxxxxxxx	Pentron Clinical Technologies LLC
FIBREKLEER 4X	xxxxxxxxxx	Pentron Clinical Technologies LLC
FUSIO	xxxxxxxxxx	Pentron Clinical Technologies LLC
SIMILE	xxxxxxxxxx	Pentron Clinical Technologies LLC
TEMPSPAN	xxxxxxxxxx	Pentron Corporation
DENTISTRY OPEN WIDE	xxxxxxxxxx	Pentron Corporation
PENTRON CLINICAL	xxxxxxxxxx	Pentron Corporation

SCHEDULE 9(k)

2.	Copyrights

None.

EXHIBIT A

Form of Security Joinder Agreement

SECURITY JOINDER AGREEMENT

THIS SECURITY JOINDER AGREEMENT dated as of _____________, 20__ (this “Security Joinder Agreement”), is made by _______________________________, a ________________ (the “Joining Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement).

RECITALS:

A.    Envista Holdings Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the lenders party thereto and the Administrative Agent are party to a Credit Agreement dated as of September 20, 2019 (as in effect on the date hereof and as amended, restated, supplemented or otherwise modified from time to time after the date hereof, the “Credit Agreement”).

B.    The Company, certain of its Subsidiaries and the Administrative Agent are party to a Security Agreement dated as of May 6, 2020 (as in effect on the date hereof and as amended, restated, supplemented or otherwise modified from time to time after the date hereof, the “Security Agreement”).

C.    The Joining Grantor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to become a Subsidiary Guarantor and be joined as a party to the Security Agreement as a Grantor (as defined in the Security Agreement).

D.    The Joining Grantor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements, the Joining Grantor hereby agrees as follows:

1.    Joinder. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a Grantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, all with the same force and effect as if the Joining Grantor were a signatory to the Security Agreement. Without limiting the generality of the foregoing, the Joining Grantor hereby grants as collateral security for the payment, performance and satisfaction of the Secured Obligations (as defined in the Security Agreement) to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in and to, and collaterally assigns to, the Administrative Agent for the benefit of the Secured Parties, all of the assets of the Joining Grantor constituting Collateral (as defined in the Security Agreement) or in which the Joining Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located.

2.    Affirmations. The Joining Grantor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Grantor contained in the Security Agreement.

3.    Supplemental Schedules. Attached to this Security Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to the Joining Grantor and its properties and affairs is true, complete and accurate as of the date hereof.

4.    Severability. If any provision of this Security Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.    Counterparts. This Security Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Grantor. Without limiting the foregoing provisions of this Section 5, the provisions of Section 11.11 of the Credit Agreement shall be applicable to this Security Joinder Agreement.

6.    Delivery. The Joining Grantor hereby irrevocably waives notice of acceptance of this Security Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreement and Secured Hedge Agreements made and maintained, in reliance on this Security Joinder Agreement and the Joining Grantor’s joinder as a party to the Security Agreement as herein provided.

7.    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. The provisions of Sections 28 and 29 of the Security Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Joining Grantor has duly executed and delivered this Security Joinder Agreement as of the day and year first written above.

JOINING GRANTOR:

__________________________________________

By:_______________________________________
Name:    ____________________________________
Title:    ____________________________________

SUPPLEMENTAL
SCHEDULE 7(f)

Grantor Information

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity/I.D. Number	Address of Chief Executive Office	Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

SUPPLEMENTAL
SCHEDULE 9(e)

Investment Property

Securities Accounts			Other Investment Property
Name and Address of Securities Intermediary	Account Number	Name and Type of Issuer	Quantity of Shares or Other Interest	Certificate Number(s)
Grantor

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

SUPPLEMENTAL
SCHEDULE 9(f)

Deposit Accounts

Grantor	Name of Depository Institution	Address of Depository Institution	Account Number

Delivered pursuant to Security Joinder Agreement of _______________________________.

Applicable Date: __________, 20__

SUPPLEMENTAL
SCHEDULE 9(i)

Commercial Tort Claims

Grantor        Adverse Party(ies)        Nature of Claim    Status of Claim

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

SUPPLEMENTAL
SCHEDULE 9(j)

Patents and Trademarks

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

SUPPLEMENTAL
SCHEDULE 9(k)

Copyrights

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

EXHIBIT 3(d)(i)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of May 6, 2020 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement referenced in the Agreement), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the patents and patent applications shown below to the Administrative Agent:

PATENTS
Patent No.	Description of Patent Item	Date of Patent
See Schedule 1 attached hereto
PATENT APPLICATIONS
Patent Applications No.	Description of Patent Applied for	Date of Patent Applications
See Schedule 1 attached hereto

The Grantors and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

This Notice may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original.

This Notice shall be governed by and construed in accordance with the law of the State of New York.

Very truly yours,

__________________________________
[Grantor]

By: ______________________________
Name: ___________________________
Title: ____________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: ____________________
Name: _________________
Title: __________________

EXHIBIT 3(d)(ii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of May 6, 2020 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement referenced in the Agreement), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the trademarks and trademark applications shown below to the Administrative Agent:

TRADEMARKS
Trademark No.	Description of Trademark Item	Date of Trademark
See Schedule 1 attached hereto
TRADEMARK APPLICATIONS
Trademark Applications No.	Description of Trademark Applied for	Date of Trademark Applications
See Schedule 1 attached hereto

The Grantors and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

This Notice may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original.

This Notice shall be governed by and construed in accordance with the law of the State of New York.

Very truly yours,

__________________________________
[Grantor]

By: ______________________________                                        Name: ____________________________
Title: _____________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: ______________________
Name: ___________________
Title: ____________________

EXHIBIT 3(d)(iii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of May 6, 2020 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement referenced in the Agreement), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the copyrights and copyright applications shown below to the Administrative Agent:

COPYRIGHTS
Copyright No.	Description of Copyright Item	Date of Copyright
See Schedule 1 attached hereto
COPYRIGHT APPLICATIONS
Copyright Applications No.	Description of Copyright Applied for	Date of Copyright Applications
See Schedule 1 attached hereto

The Grantors and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

This Notice may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original.

This Notice shall be governed by and construed in accordance with the law of the State of New York.

Very truly yours,

__________________________________
[Grantor]

By: ______________________________
Name: ____________________________
Title: _____________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: _______________________
Name: _____________________
Title: ______________________